Exhibit 32

GEORGIA BANCSHARES, INC. AND SUBSIDIARY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of Georgia Bancshares, Inc. (the “Company”), each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that, to his knowledge on the date of this certification:

1.                                       The Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2004 as filed with the Securities and Exchange Commission on this date (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ira P. Shepherd, III
Ira P. Shepherd, III
Chief Executive Officer
November 12, 2004

/s/ C. Lynn Gable
C. Lynn Gable
Chief Financial Officer
November 12, 2004